A Premium Brand Built Over 175 Years Investor Presentation May 2018 Exhibit 99.1

Forward-Looking Statement
Certain statements contained in this presentation are forward-looking in nature. These include all statements about
People's United Financial, Inc. (“People’s United”) plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United’ actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United include, but are not limited to: (1) changes in general, international, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-
off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8) competition and its effect on pricing, spending, third-party relationships and revenues; (9) the successful integration of acquisitions; and (10) changes in regulation resulting from or relating to financial reform legislation. People's United does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A Premium Brand Built Over 175 years
•
Leading market position in one of the best
commercial banking markets in the U.S.
•
Customer centric approach to banking
•
Diversified portfolio of products & services
•
Relationship profitability focus
•
Consistent and sustainable earnings growth
•
Exceptional risk management & asset quality
•
Consistent cash return of capital to shareholders
Unwavering commitment to building a strong
banking franchise for the long-term

Founded in 1842, People’s United is a premier, community-based regional bank with leading positions across the large and attractive banking markets of the northeastern United States

Expertise in Consumer, Business, Commercial Banking, Wealth Management, and Insurance Solutions
Assets
Loans
Deposits
Branches
Market Capitalization
$44.1 Billion
$32.1 Billion
Dividend Yield
$32.9 Billion
Approx. 400
$6.3 Billion
3.7%
*Financial / branch data as of March 31, 2018. Market capitalization and dividend yield as of April 26, 2018
Corporate Overview

Jack Barnes
President & CEO, Director
Years in Banking: 30+
Professional Experience:
People’s United Bank (SEVP, CAO), Chittenden, FDIC
Galan Daukus
SEVP Wealth Management
Years in Banking: 30+
Professional Experience:
People’s United Bank, Washington Trust, The Managers Fund,
Harbor Capital Management
Sara Longobardi
SEVP Retail Banking
Years in Banking: 30+
Professional Experience:
People’s United Bank
Dave Norton
SEVP, Chief Human Resources Officer
Years in Banking: 5+
Professional Experience:
People’s United Bank, New York Times, Starwood, PepsiCo
Lee Powlus
SEVP, Chief Administrative Officer
Years in Banking: 25+
Professional Experience:
People’s United Bank, Chittenden, Alltel
David Rosato
SEVP & CFO
Years in Banking: 30+
Professional Experience:
People’s United Bank, Webster, M&T
Chantal Simon
SEVP & Chief Risk Officer
Years in Banking: 25+
Professional Experience:
People’s United Bank, Merrill Lynch US Bank, Lazard Freres & Co.
Jeff Tengel
SEVP Commercial Banking
Years in Banking: 30+
Professional Experience:
People’s United Bank, PNC, National City
Bob Trautmann
SEVP, General Counsel
Years in Banking: 20+
Professional Experience:
People’s United Bank, Tyler Cooper & Alcorn
Kirk Walters
SEVP Corporate Development & Strategic Planning, Director
Years in Banking: 30+
Professional Experience:
People’s United Bank, Santander, Sovereign, Chittenden, Northeast Financial
Seasoned Leadership Team
Collectively over 250 years of banking experience

c

which comprised:
Chittenden Bank
Burlington, VT
Ocean Bank
Portsmouth, NH
Maine Bank & Trust
Portland, ME
Merrill Bank
Bangor, ME
Flagship Bank
Worcester, MA
Bank of West. Mass.
Springfield, MA
57 branches from Citizens in the
New York Metro area
Including 53 branches in Stop &
Shop supermarkets
Since 1995,
People’s United has had an exclusive
relationship with Stop & Shop to
operate branches in Connecticut
stores
Danvers, MA
Financial Federal
New York, NY
Lowell, MA
North Andover, MA
Smithtown, NY
Suffolk Bancorp
Riverhead, NY
Thoughtful Geographic Expansion
Acquisitions expanded and then further deepened People’s United presence beyond Connecticut into the
New York Metro area and New England, particularly Greater Boston
2008
2010
2011
2012
2017
LEAF Commercial Capital
Philadelphia, PA
(Equipment Finance)
Acquisitions
(Equipment Finance)

In-Store Branches
Traditional Branches
Successful In-Store Branch Strategy
In-store locations are open 37% more hours per week, but are approximately 30% less expensive to operate
•
Operate 148 in-store branches at Stop & Shop grocery stores in CT & NY
•
Leverage People’s United brand with the ~3.3 million shoppers who visit
CT & NY Stop & Shop locations each week
•
Offer same products and services as a traditional branch
•
Utilize hub and spoke strategy
–
In-store locations situated near a traditional branch
–
Customers often use both in-store and traditional locations
•
Open 56 hours per week versus 41 hours for a traditional branch
55%
50%
39%
33%
32%
24%
16%
45%
50%
61%
67%
68%
76%
84%
Consumer Checking
Accounts Opened
Savings Accounts
Opened
Business Checking
Accounts Opened
Home Equity
Loans Originations
Investment Sales
Mortgage Loan
Originations
Business Banking
Loan Originations
(Last 12 months through March 31, 2018 )
Note: statistics represent Connecticut and New York branches only
Inwood,
New
York
–
(Long
Island)

•
Long-term relationships with customers; average tenure of our top 25 relationships is ~16 years
•
Local decision making; customers relationships are with local management
•
Single point of contact with customers; break down silos to present a full range of solutions comparable to that of larger banks
•
Senior management frequently interacts with customers
•
Reputation and word-of-mouth referrals often drive new business
•
Broad distribution: ~400 branches across six states, ~600 ATMs, online and mobile banking
•
Call center operations locally located in Bridgeport, CT and Burlington, VT
Long History of Relationship Management
Since 2009 Greenwich Associates* has granted People’s United 42 awards for
Excellence in Middle Market and Small Business Banking
*Greenwich Associates is the leading provider of local market intelligence and advisory services for the banking industry.
Our ability to build deep, multi-product relationships not only satisfies the needs of customers, but also improves the Company’s profitability

Diversified Loan Portfolio by Product
Commercial
Real Estate
$10.8 / 34%
Equipment
Financing
$3.9 / 12%
Residential
Mortgage
$6.8 / 21%
Commercial
& Industrial
$8.6 / 27%
Home Equity &
Other Consumer
$2.0 / 6%
Successful geographic expansion, organic growth, opportunistic acquisitions, investment in talent and new business initiatives have driven continued growth
Note: Acquisitions of Suffolk Bancorp & LEAF Commercial Capital & closed in 2017
Commercial: $23.3 / 73%
Retail: $  8.8 /  27%
$21.7
$24.4
$26.6
$28.4
$29.7
$32.6
$32.1
2012
2013
2014
2015
2016
2017
Mar. 31, 2018
CAGR: 8%
($ in billions, end of period loan balances)

Home Equity
Loans
11%
Packaging
3%
Manufacturing
5%
Wholesale  Dist.
5%
Hospitality &
Entertainment
6%
Health Services
4%
Other
5%
9
(At March 31, 2018, end of period balances)
Other
4%
Health Care
4%
Industrial /
Manufacturing
6%
Finance &
Insurance
16%
Service
18%
Manufacturing
15%
Wholesale
Dist.
14%
Retail Trade
9%
Transportation
/ Utility
29%
Construction
13%
Rental
&
Leasing
14%
Service
10%
Real Estate
10%
Diversified Loan Portfolio by Product
Commercial Real Estate: $10.8 billion
Commercial & Industrial: $8.6 billion
Equipment Financing: $3.9 billion
Residential Mortgage: $6.8 billion
Home Equity & Other Consumer: $2.0 billion
Health
Services
8%
Other
7%
•
Originated
weighted
average
FICO
score
–
1Q
2018
–
Residential mortgage: 756
–
Home equity: 764
•
Originated
weighted
average
LTV
–
1Q
2018
–
Residential mortgage: 70%
–
Home equity: 61%
•
63% of home equity originations during past 3 years in
first lien position
Fixed Rate
13%
Adjustable Rate
87%
Commercial
Retail
Home Equity
Lines of Credit
87%
Printing
5%
Waste
5%
Retail
Trade
2%
Residential
(Multi-Family)
34%
Retail
27%
Office Buildings
19%
Transportation/
Utility
3%
Other
2%

Leveraging investments in the New York Metro and Greater Boston areas, while also strengthening multi-
product relationships across heritage markets and growing national businesses
Total Loan Portfolio: $21.7 Billion
December 31, 2012
Diversified Loan Portfolio by Geography
CAGR: 13%
New York / Massachusetts
$6.9 Billion / 31%
New York / Massachusetts
$12.8 Billion / 40%
Total Loan Portfolio: $32.1 Billion
March 31, 2018

c

0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
0.18%
PBCT
Median, excluding PBCT = 0.90%
Source: SNL Financial
Sustained Exceptional Asset Quality
Our conservative and well-defined underwriting approach will not be sacrificed to achieve growth as maintaining exceptional asset quality is an important lever in building long-term value
Asset quality is owned by all levels of the franchise
Average Annual Net Charge-Offs / Average Loans
Peer Group 10-Year Comparison (2008-2017)

High Quality Securities Portfolio
($ in billions, end of period balances)
Agency MBS -
AFS
$2.6 / 36%
Municipal -
HTM
$2.1 / 29%
Agency MBS -
HTM
$1.5 / 21%
Bonds, Notes &
Debentures
$0.7 / 10%
16.3%
15.8%
16.6%
16.6%
13.9%
15.2%
% of
Assets
Note:
Duration of the securities portfolio is ~5.1 years
Securities portfolio does not contain CLOs, CDOs, trust preferred, or private-label mortgage-backed securities
Held to maturity (HTM) securities reported on an amortized cost basis (book value).  Available for sale (AFS) securities reported at fair value
Securities portfolio as a percentage of total assets remains low relative to peers
15.4%
$4.7
$5.0
$5.0
$6.4
$6.7
$7.0
$7.2
2012
2013
2014
2015
2016
2017
Mar. 31, 2018
FHLB, Federal Reserve
Bank Stock & Other
$0.3 / 4%
Agency MBS comprised of 10-year & 15-year
pass-throughs
and 6-year CMBS constitutes 56%
of the portfolio
Municipal bond portfolio has an underlying
weighted credit rating above AA

Emphasizing Deposit Gathering Across the Franchise
Strong deposit market positions across our footprint and significant growth opportunities in New York
Metro and Massachusetts
($ in billions, end of period balances)
Connecticut
$17.3B / 52%
New York
$5.2B / 16%
Massachusetts
$4.2B / 13%
Vermont
$3.2B / 10%
New Hampshire
$1.6B / 5%
Maine
$1.4B / 4%
41bps
1
Source: SNL Financial; FDIC data as of June 30, 2017; excludes trust institutions; excludes non-retail branches
34bps
35bps
33bps
37bps
43bps
Deposit
costs
Note: Acquisition of Suffolk Bancorp closed in 2017
50bps
$21.8
$22.6
$26.1
$28.4
$29.9
$33.1
$32.9
2012
2013
2014
2015
2016
2017
March 31, 2018
CAGR: 8%
Leading
Deposit
Market
Shares
1
#4 in New England
#3 in Connecticut (#1 in Fairfield County)
#1 in Vermont
#4 in New Hampshire

Net interest income in 2017 & 2018 benefited from higher yields on new business and the upward repricing of floating rate loans, while loan growth outweighed net interest margin compression in prior years

Focusing on Revenue Growth: Net-Interest Income
$722
$762
$831
$877
$933
$1,071
$241
$290
$207
$127
$81
$55
$39
$29
$8
$6
2012
2013
2014
2015
2016
2017
1Q 2017
1Q 2018
CAGR: 3% (ex.  Accretion: 8%)
$929
$889
$912
$932
$972
$1,100
($ in million)
Net-Interest Income (ex. Accretion)
Accretion
2.98%
2.88%
3.09%
3.31%
3.86%
Net Interest
Margin
2.80%
2.82%
3.05%
$249
$296
Note: Acquisitions of Suffolk Bancorp & LEAF Commercial Capital & closed in 2017

c
Strengthening non-interest income organically and via acquisition despite industry-wide headwinds related to bank service charges
15
Focusing on Revenue Growth: Non-Interest Income
$212
$235
$224
$242
$245
$265
$61
$66
$108
$107
$106
$101
$98
$98
$24
$24
2012
2013
2014
2015
2016
2017
1Q 2017
1Q 2018
CAGR: 3% (ex.  Bank Service Charges: 5%)
($ in million)
Aspire for 30% of total revenues to be
derived from non-interest income
Bank Service Charges
$24 / 27%
Operating
Lease Income:
$11 / 12%
Other:
$6
/ 7%
1
st
Quarter 2018
$320
$342
$330
$343
$343
$363
Non-Interest Income
1
1
Excludes:
•
Security losses of $10 million in FY 2017 incurred as a tax planning strategy in response to tax reform and deemed non-operating given their non-recurring nature.
•
One-time gains of $9 million in 2015 (payroll services sale) and $21 million in 2014 (merchant services  joint venture).
Investment
Management
Fees:
$18 / 20%
Commercial
Banking
Lending Fees:
$10/ 11%
Insurance:
$10 / 11%
Cash
Management:
$7
/ 8%
Brokerage Commissions:
$3
/ 3%
Customer Int. Rate Swaps:
$1/ 1%
Non-Interest Income (ex. Bank Service Charges)
Bank Service Charges
$90
$85

Enhancing Wealth Management Business
Acquired
November 2016
•
New York City-based investment management firm
with over two decades of experience creating
innovative solutions for clients.
•
Manages assets using a quantitative Multi-Factor®
approach, which structures portfolios to overweight
the factors that leading-edge academic research has
identified as having the potential to deliver enhanced
returns.
Discretionary Assets Under Management
($ in billions, end of period deposit balances)
Some of the country’s most attractive demographic markets for potential Wealth clients are within
People’s United footprint
Full Range of Wealth Services & Solutions
Financial planning
Trust & estate solutions
Investment management
Private banking
Self-directed investing
Retirement plan services
Institutional trust services
$4.5
$5.2
$5.5
$5.6
$8.0
$9.1
$9.0
2012
2013
2014
2015
2016
2017
March 31, 2018
CAGR: 14%

c

Deeply Ingrained Culture of Controlling Costs
Thoughtfully managing expenses while continuing to make strategic investments in revenue producing initiatives and cover heightened regulatory compliance costs
Note: Closed acquisitions of Suffolk Bancorp & LEAF Commercial Capital in 2017
$826
$838
$842
$861
$864
$930
$225
$244
2012
2013
2014
2015
2016
2017
1Q 2017
1Q 2018
CAGR: 2%
($ in millions)
Continued emphasis on improving
operating leverage has steadily lowered
the efficiency ratio
Compensation
& Benefits:
$141 / 58%
Occupancy
& Equipment:
$41 / 17%
Professional &
Outside Services: $19 / 8%
Other: $18 / 6%
Non-Interest Expenses
(Ex. merger-related and acquisition integration costs)
2012    2013    2014    2015    2016    2017
61.2%   62.3%    62.1%   61.5%   60.5%   57.7%
Regulatory
Assessments: $11 / 5%
Operating Lease
Expense: $9
/ 4%
Amortization of Other
Acquisition-Related
Intangible Assets:  $5/ 2%
1
st
Quarter
2018
Merger-related and acquisition integration costs: 1Q 2017: $1 million;  2017: $31 million;  2016: $5 million; 2013: $1 million; 2012: $5 million.
1st Quarter
2017    2018
59.4%   59.4%

Preparing for the $50 Billion Asset Threshold
Goal is to complete the process internally and avoid unusual one-time costs
•
In 2015, People’s United formed a program, “B50B” or “Be $50 Billion”, designed to further drive the organization to meet the heightened expectations with predictability, sustainability and scalability. At the foundation of the program are the following core elements:
–
Corporate governance
–
Organizational structure / staffing
–
Policy / process / procedure
–
Control, model and data governance
•
Given the strategic priority of B50B, a steering committee was established to oversee the program’s success
–
Committee is chaired by the CEO
–
Reports to the Executive Risk Oversight Committee and, at the Board level, the Enterprise Risk Committee
•
Within B50B, cross-functional readiness review teams were assigned to key requirements identified as critical to crossing the $50 billion asset threshold
–
Readiness review teams include seniors leaders from the impacted area as well senior leaders from Information
Technology, Legal, Compliance/Risk, and Audit
–
These teams have completed gap analyses on each of these requirements
–
As a result of this analysis, the Company continues to build out modeling, data management and staff capabilities
•
In recent years, the Company has made investments to its corporate infrastructure in areas such as enterprise risk management, model development and validation, internal audit, compliance, operational risk, and BSA/AML

Continuing to Enhance Profitability
Our consistent, customer-centric approach to banking combined with a full range of products and services differentiates People’s United and further enhances profitability
Income Per Common Share
1
2017 results were notably impacted by merger-related expenses of $30.6 million pre-tax ($22.0 million after-tax)
CAGR: 8%
$1.04
Operating
Earnings Per
Common
Share
$0.72
$0.74
$0.84
$0.86
$0.92
$0.97
$0.22
$0.30
2012
2013
2014
2015
2016
2017
1Q 2017
1Q 2018
1

c

One of the Company’s most important objectives is protecting the dividend as the franchise grows in size
$0.01
$0.07
$0.09
$0.11
$0.14
$0.18
$0.22
$0.25
$0.28
$0.30
$0.32
$0.36
$0.41
$0.46
$0.52
$0.58
$0.61
$0.62
$0.63
$0.64
$0.65
$0.66
$0.67
$0.68
$0.69
$0.70
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Consistent Return of Capital
Our prudent management of capital has enabled us to grow the business organically and invest strategically in the franchise, while also providing a consistent cash return of capital to shareholders
25 Consecutive Years of Increases
Common Stock Dividend Per Share

$46
$52
$60
$131
$194
$204
$218
$221
$218
$205
$197
$201
$206
$228
$200
$137
$124
$151
$138
$101
$83
$192
$245
$232
$252
$260
$279
$323
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Common Dividends Paid
Net Income Available to Common Shareholders
Second Step
Conversion
April 2007
($ in millions)
The common dividend per share was not adjusted despite the share count increase from the 2007 second step conversion and led to an outsized common dividend payout ratio
Reducing Common Dividend Payout Ratio Through Earnings Growth
23%           38%              48%           87%            141%          201%         264%          115%           89%
88%           78%             77%            74%            71%
Common Dividend Payout Ratio
Note: The Company repurchased 86 million
common shares from 2010-2013
1Q 2018 Common
Dividend Payout
Ratio: 56%

c

Moving Forward
Further expansion in New York Metro and Greater Boston areas, while continuing to strengthen multi-product relationships across heritage markets and grow national businesses
Build upon recent acquisitions of Suffolk Bancorp, LEAF and Gerstein Fisher
Expand commercial verticals e.g. Healthcare, SBA Lending
Leverage recently implemented customer relationship management system
Improve sales force effectiveness and accelerate referral activity
Broaden customer relationships
Enhance technology and marketing capabilities
Utilize technology to improve efficiencies and customer experience
Invest in digital marketing with new tools and usage of data
Improve customer acquisition and retention
Introduce new products and product enhancements to better serve customers and further diversify revenue mix
Build-out syndications capability to compete on larger transactions
Continue to improve international services
Continue to enhance large-corporate and government banking businesses
Leverage recent selections to manage core banking services for Massachusetts and Vermont
Further strengthen deposit gathering capabilities across the franchise
We are committed to provide superior service to clients and remain confident in our ability to deliver value to shareholders
Prudential Center Branch –
Boston, Massachusetts
Park Avenue Branch –
Manhattan, New York

c
Shareholder Focused Corporate Governance Structure

•
Diverse Board of Directors with broad experience, expertise and qualifications
•
Position of Chief Executive Officer separate from Chairman of the Board since 2008
•
Ten of the Company’s twelve directors are independent
Independent members of Board meet regularly in executive session
Bylaws require non-executive Chairman of the Board be an independent director
Each member of Compensation, Nominating and Governance Committee is independent
•
All directors elected annually
Election of directors by majority vote, not plurality vote
•
Board conducts annual self evaluation
•
Compensation program for senior executive officers aligned with pay for performance principles
Stock ownership guidelines (CEO 5X base salary, other senior executive officers 3X base salary)
Incentive compensation clawback
policy adopted
Prohibition on hedging and pledging

Helping communities where we live and work to grow and thrive is good for business
Community Partnership Matters
Community Development
Youth Development
Affordable Housing
Areas of Focus
$3.5 Million
$4.5 Million
Over 800 Workshops
$98.4 Million
Over 32,000 Hours
In grants awarded by People’s United Community
Foundations to over 500 nonprofit organizations
In charitable contributions, sponsorships and
volunteer impact from People’s United Bank
Promoting financial literacy; reaching nearly
22,500 individuals
In equity investments in affordable housing
& SBA loans
Contributed by employee volunteerism
Full Year 2017
Total Giving: $106.4 Million
Volunteer Hours and Workshops

First Quarter 2018 Results

4Q 2017
Loans
Investments
Calendar Days
Borrowings
Deposits
1Q 2018
26
Net Interest Income
($ in millions)
$292.3
$295.8
1
Net interest income on a fully taxable equivalent basis for 4Q 2017 and 1Q 2018 was $304.1 million and $302.1 million, respectively.
+$3.5 or 1%
Linked-Quarter Change
$10.7
($3.8)
$2.7
($3.8)
($2.3)
1

27 Net Interest Margin 4Q 2017 Loans Calendar Days Deposits Investments Borrowings 1Q 2018 3.07% 3.05% (2 bps) Linked-Quarter Change 10 bps (4 bps) (4 bps) (2 bps) (2 bps)

Loans

$11,102
$10,934
$8,533
$8,419
$3,751
$3,871
$6,806
$6,837
$2,079
$2,035
4Q 2017
Equipment
Financing
Residential
Mortgage
Commercial
Real Estate
Commercial
& Industrial
Home Equity
& Other Consumer
1Q 2018
Commercial Real Estate
Commercial & Industrial
Equipment Financing
Residential Mortgage
Home Equity & Other Consumer
$32,096
($ in millions, average balances)
$32,271
Linked-quarter change:
($175) million or <1%
Linked-Quarter Change
$120
($44)
$31
($114)
($168)

Deposits
$15,115
$15,236
$7,855
$7,797
$5,418
$5,384
$4,490
$4,407
4Q 2017
Interest-Bearing Checking
& Money Market
Savings
Non-Interest
Bearing
Time
1Q 2018
Interest-Bearing Checking & Money Market
Non-Interest-Bearing
Time
Savings
($ in millions, average balances)
$32,824
$32,878
Linked-quarter change:
($54) million or <1%
Linked-Quarter Change
$121
($83)
($58)
($34)

Non-Interest Income
($ in millions)
4Q 2017
Net Security
Gains / Losses¹
Insurance
Revenue
Commercial
Banking
Lending Fees
Customer
Interest Rate
Swap Income
Operating
Lease
Income
Bank
Service
Charges
Other
1Q 2018
$87.3
$90.4
($3.7)
$9.9
+$3.1 or 4%
Linked-Quarter Change
$2.9
$1.6
($1.0)
($0.9)
($5.7)
1
4Q 2017 included $10.0 million of security losses incurred as a tax planning strategy in response to tax reform and deemed non-operating given their non-recurring nature.

Non-Interest Expense
($ in millions)
4Q 2017
Merger-Related
Expenses
Compensation
& Benefits
Professional
& Outside Services
Amort. of Other
Acquisition-related
Intangible Assets
Regulatory
Assessments
1Q 2018
$243.5
$239.7
($1.6)
+$3.8 or 2%
Linked-Quarter Change
$8.6
$0.9
($1.3)
($2.8)

Efficiency Ratio
59.4%
58.4%
57.3%
56.1%
59.4%
1Q 2017
2Q 2017
3Q 2017
4Q 2017
1Q 2018¹
Quarterly Trend
1
The unfavorable impact of tax reform added approximately 90 basis points due to lower FTE adjustments on net interest income.

Asset Quality
Notes:
Source: SNL Financial
Top 50 Banks represents the largest 50 banks by total assets in each respective quarter.
0.63
0.67
0.64
0.56
0.58
1.37
1.41
1.36
1.20
1.35
1.26
1.21
1.14
0.5
1.0
1.5
2.0
1Q 2017
2Q 2017
3Q 2017
4Q 2017
1Q 2018
0.03
0.09
0.06
0.08
0.06
0.19
0.21
0.20
0.22
0.22
0.21
0.20
0.22
0.0
0.1
0.2
0.3
1Q 2017
2Q 2017
3Q 2017
4Q 2017
1Q 2018
2
Ex. acquired loan charge-offs, PBCT’s charge-off ratio was 0.04%, 0.06%, 0.05%, 0.06% & 0.03% in 1Q 2018, 4Q 2017, 3Q 2017, 2Q 2017 & 1Q 2017, respectively
PBCT
Peer Group (Median)
Top 50 Banks (Median)
PBCT
Peer Group (Median)
Top 50 Banks (Median)
Non-Performing Assets / Loans & REO (%)¹
Net Charge-offs / Average Loans²
1
Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition

Returns
0.70%
0.65%
0.84%
0.96%
0.98%
1Q 2017
2Q 2017
3Q 2017
4Q 2017
1Q 2018
9.6%
8.7%
11.8%
13.8%
13.8%
1Q 2017
2Q 2017
3Q 2017
4Q 2017
1Q 2018
Return on Average Assets
Return on Average Tangible Common Equity
0.77%
10.9%
Returns calculated on an operating basis
2nd
quarter
2017
returns
were
significantly
impacted
by
merger-related
expenses
of
$24.8
million
($16.8
million
after-tax).

Capital Ratios
Mar. 31, 2017
Jun. 30, 2017
Sep. 30, 2017
Dec. 31, 2017
Mar. 31, 2018
People’s United Financial, Inc.
Tang. Com. Equity/Tang. Assets
7.4%
7.5%
7.1%
7.2%
7.3%
Tier 1 Leverage
8.5%
8.6%
8.3%
8.3%
8.5%
Common Equity Tier 1
10.0%
10.1%
9.5%
9.7%
10.1%
Tier 1 Risk-Based
10.8%
10.9%
10.2%
10.4%
10.8%
Total Risk-Based
12.7%
12.6%
12.0%
12.2%
12.6%
People’s United Bank, N.A.
Tier 1 Leverage
8.9%
9.0%
8.6%
8.5%
8.6%
Common Equity Tier 1
11.3%
11.3%
10.6%
10.7%
11.0%
Tier 1 Risk-Based
11.3%
11.3%
10.6%
10.7%
11.0%
Total Risk-Based
13.4%
13.3%
12.6%
12.6%
12.9%
1
Capital ratios at March 31, 2018 reflect the reclassification of approximately $38 million from AOCI to retained earnings representing the stranded tax effects arising as a result of the enactment of the Tax Cuts and Jobs Act. The reclassification favorably impacted capital ratios by approximately 11 basis points.
1

Interest Rate Risk Profile
1
Yield curve twist pivot point is 18 month point on yield curve.  Short End defined as overnight to 18 months.
Long End defined as terms greater than 18 months.
-4.4%
3.3%
6.1%
8.8%
-4.9%
3.4%
6.5%
9.3%
Down 100
Up 100
Up 200
Up 300
-2.7%
1.9%
-1.7%
1.5%
-2.5%
1.7%
-2.3%
1.8%
Short End -100
Short End +100
Long End -100
Long End +100
Immediate Parallel Shock
Est. Change in NII
Yield Curve Twist
Est. Change in NII
Mar. 31, 2018
Dec. 31, 2017
Net Interest Income (NII) Sensitivity
1

Appendix

Loans
$6,631
$6,891
$7,205
$7,546
$7,779
$7,781
$7,631
$2,874
$4,381
$5,146
$5,578
$5,762
$7,378
$7,071
$3,960
$4,313
$4,728
$4,954
$5,363
$5,616
$5,673
$1,824
$1,827
$1,828
$1,854
$1,840
$1,790
$1,793
$604
$838
$904
$1,155
$1,503
$1,649
$1,647
$1,340
$1,327
$1,364
$1,346
$1,371
$1,424
$1,418
$899
$896
$931
$964
$956
$949
$915
$3,605
$3,917
$4,486
$5,014
$5,171
$5,988
$5,956
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
Dec. 31, 2015
Dec. 31, 2016
Dec. 31, 2017
Mar. 31, 2018
Connecticut
New York
Massachusetts
Vermont
New Jersey
New Hampshire
Maine
Other
$21,737
$24,390
$26,592
$29,745
$32,575
$28,411
($ in millions, end of period balances)
State Breakdown
$32,104

Deposits
$11,104
$11,559
$14,768
$16,093
$17,072
$17,640
$17,281
$2,525
$2,913
$3,205
$3,456
$3,527
$5,195
$5,219
$3,174
$3,132
$3,067
$3,299
$3,357
$4,013
$4,181
$2,670
$2,694
$2,761
$2,966
$3,083
$3,191
$3,203
$1,370
$1,370
$1,395
$1,531
$1,616
$1,679
$1,641
$908
$889
$942
$1,072
$1,206
$1,338
$1,369
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
Dec. 31, 2015
Dec. 31, 2016
Dec. 31, 2017
Mar. 31, 2018
Connecticut
New York
Massachusetts
Vermont
New Hampshire
Maine
$21,751
$22,557
$26,138
$29,861
$33,056
$28,417
($ in millions, end of period balances)
State Breakdown
$32,894

Asset Quality
Originated Portfolio Coverage Detail as of March 31, 2018
Note –
ALLLs: Commercial: $200 million, Retail: $31 million, Total: $231 million.
0.94%
0.36%
0.78%
Commercial
Retail
Total
0.49%
0.60%
0.52%
Commercial
Retail
Total
194%
60%
149%
Commercial
Retail
Total
ALLLs / Loans
NPLs / Loans
ALLLs / NPLs

Peer Group
Firm
Ticker
City
State
1
Associated
ASB
Green Bay
WI
2
Citizens
CFG
Providence
RI
3
Comerica
CMA
Dallas
TX
4
Cullen/Frost
CFR
San Antonio
TX
5
East West
EWBC
Pasadena
CA
6
First Horizon
FHN
Memphis
TN
7
Huntington
HBAN
Columbus
OH
8
KeyCorp
KEY
Cleveland
OH
9
M&T
MTB
Buffalo
NY
10
New York Community
NYCB
Westbury
NY
11
Signature
SBNY
New York
NY
12
Synovus
SNV
Columbus
GA
13
Umpqua
UMPQ
Portland
OR
14
Webster
WBS
Waterbury
CT
15
Zions
ZION
Salt Lake City
UT

Non-GAAP Financial Measures and Reconciliation to GAAP
In addition to evaluating People’s United Financial Inc. ("People's United") results of operations in accordance with U.S.
generally accepted accounting principles (“GAAP”), management routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as the efficiency and tangible common equity ratios, tangible book value per common share and operating earnings metrics. Management believes these non-GAAP financial measures provide information useful to investors in understanding People’s United’s underlying operating performance and trends, and facilitates comparisons with the performance of other financial institutions. Further, the efficiency ratio and operating earnings metrics are used by management in its assessment of financial performance, including non-interest expense control, while the tangible common equity ratio and tangible book value per common share are used to analyze the relative strength of People’s United’s capital position.
The efficiency ratio, which represents an approximate measure of the cost required by People’s United to generate a dollar of revenue, is the ratio of (i) total non-interest expense (excluding operating lease expense, goodwill impairment charges, amortization of other acquisition-related intangible assets, losses on real estate assets and non-recurring expenses, (the numerator) to (ii) net interest income on a fully taxable equivalent ("FTE") basis plus total non-interest income (including the FTE adjustment on bank-owned life insurance ("BOLI") income, the netting of operating lease expense and excluding gains and losses on sales of assets other than residential mortgage loans and acquired loans, and non-recurring income) (the denominator). People’s United generally considers an item of income or expense to be non-
recurring if it is not similar to an item of income or expense of a type incurred within the last two years and is not similar to an item of income or expense of a type reasonably expected to be incurred within the following two years.

Non-GAAP Financial Measures and Reconciliation to GAAP
Operating earnings exclude from net income available to common shareholders those items that management considers to be of such a non-recurring or infrequent nature that, by excluding such items (net of income taxes), People’s United’s results can be measured and assessed on a more consistent basis from period to period. Items excluded from operating earnings, which include, but are not limited to: (i) non-recurring gains/losses; (ii) merger-related expenses, including acquisition integration and other costs; (iii) writedowns of banking house assets and related lease termination costs; (iv)
severance-related costs; and (v) charges related to executive-level management separation costs, are generally also excluded when calculating the efficiency ratio. Effective in 2016, recurring writedowns of banking house assets and certain severance-related costs are no longer considered to be non-operating expenses. Operating earnings per common share is derived by determining the per common share impact of the respective adjustments to arrive at operating earnings and adding (subtracting) such amounts to (from) earnings per common share, as reported. Operating return on average assets is calculated by dividing operating earnings (annualized) by average total assets. Operating return on average tangible common equity is calculated by dividing operating earnings (annualized) by average tangible common equity. The operating common dividend payout ratio is calculated by dividing common dividends paid by operating earnings for the respective period.
The tangible common equity ratio is the ratio of (i) tangible common equity (total stockholders’ equity less preferred stock, goodwill and other acquisition-related intangible assets) (the numerator) to (ii) tangible assets (total assets less goodwill and other acquisition-related intangible assets) (the denominator). Tangible book value per common share is calculated by dividing tangible common equity by common shares (total common shares issued, less common shares classified as treasury shares and unallocated Employee Stock Ownership Plan ("ESOP") common shares).
In light of diversity in presentation among financial institutions, the methodologies used by People’s United for determining the non-GAAP financial measures discussed above may differ from those used by other financial institutions.

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@ peoples.com